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                         REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (the "Agreement") is made and entered into as of the ___ day of April, 1994 by and between The Actava Group Inc., a Delaware corporation (the "Company"), Renaissance Partners, a Georgia general partnership (the "Partnership"), and John D. Phillips ("Phillips").

         In consideration of the following mutual covenants and agreements, and subject to the terms and conditions set forth herein, the parties hereto agree as follows:


                                   ARTICLE I.
                                  DEFINITIONS

         1.1     Definitions.     The following definitions shall be applicable
to the terms set forth below as used in this Agreement:

                 (a) "Commission." The term "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                 (b) "Common Shares." The term "Common Shares" shall mean those 700,000 shares of the Company's Common Stock issued and sold to the Partnership by the Company as of April 19, 1994.

                 (c) "Common Stock." The term "Common Stock" shall mean the Company's Common Stock, $1.00 par value per share, as constituted on the date hereof.

                 (d) "Company's Notice." The term "Company's Notice" shall have the meaning set forth in Section 2.2 hereof.

                 (e) "Fair Market Value." The term "Fair Market Value" shall mean the average of the daily Current Market Prices of a share of Common Stock during any five (5) consecutive trading days selected by the Company commencing not more than 20 trading days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. The term "'ex' date", when used with respect to any issuance or distribution, means the first day on which the Common Stock trades regular way, without the right to receive such issuance or distribution, on the exchange or in the market, as the case may be, used to determine that day's Current Market Price. "Current Market Price" of publicly traded shares of Common Stock for any day shall mean


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the last reported sales price, regular way on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the New York Stock Exchange ("NYSE") or, if such security is not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or, if such security is not listed on such National Market System, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for such security on such day shall not have been reported through NASDAQ, the average of the bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such security selected for such purpose by the Board of Directors.

                 (f) "Investors." The term "Investors" shall mean the Partnership, Phillips and any other holder of Registrable Stock who by amendment is added as a party to this Agreement or who is granted registration rights hereunder and has agreed with the Company in writing to be bound by this Agreement.

                 (g) "Investor's Notice." The term "Investor's Notice" shall have the meaning set forth in Section 2.2 hereof.

                 (h) "Options." The term "Options" shall mean those certain options to acquire shares of Common Stock pursuant to that certain Option Agreement dated as of April 19, 1994, by and between the Company and John D. Phillips.

                 (i) "Option Shares." The term "Option Shares" shall have the meaning set forth in Section 1.1(m) hereof.

                 (j) "Prospective Sellers." The term "Prospective Sellers" shall have the meaning set forth in Section 2.4(a)(ii) hereof.

                 (k) "Register." The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act.

                 (l) "Registration Period." The term "Registration Period" shall mean, with respect to any Investor and the shares of Registrable Stock (as herein defined) then held by such Investor, that period beginning on the date hereof and ending on the later of (i) the date which is three years after the date hereof, unless on such date such Investor holds of record Registrable Stock with an aggregate Fair Market Value of $5,000,000 or more, in which event the Registration Period shall be extended with respect to such Investor for an additional twelve years, and (ii) three months after the last date on which such Investor was an affiliate of the Company within the meaning

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of Rule 144 under the Securities Act, but in no event later than fifteen years after the date hereof.

                 (m) "Registrable Stock." The term "Registrable Stock" shall mean (i) the Common Shares, (ii) any Common Stock issued or issuable upon exercise of the Options (the "Option Shares"); and (iii) any Common Stock issued or issuable with respect to the Common Shares or the Option Shares by reason of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. Each share of Registrable Stock shall continue to be Registrable Stock only for the duration of the Registration Period and only in the hands of (x) the initial holder thereof, (y) any transferee or assignee (including any subsequent transferee or assignee) which is an affiliate of the Company within the meaning of Rule 144 under the Securities Act, and (z) any commercial or institutional lender that has a right to acquire Registrable Stock as pledgee in connection with a loan made to a person named in the foregoing clauses (x) or (y) who is an affiliate of the Company within the meaning of Rule 144; provided that any such share shall no longer be a share of Registrable Stock hereunder (regardless of the identity of any subsequent transferee or assignee) following any transfer thereof to a transferee or assignee who is not a person named in the foregoing clauses (y) or (z). For the purposes of this Agreement,
(i) unless the context otherwise requires, the officers, directors and stockholders, in the case of a corporation, and the partners, in the case of a partnership, of a holder, without limitation, shall be deemed to be affiliated with such holder, and (ii) the holder of any Option shall be deemed to be the holder of the related Option Shares.

                 (n) "Securities Act." The term "Securities Act" shall mean the Securities Act of 1933, as amended.

                 (o) "Westinghouse Agreement." The term "Westinghouse Agreement" shall mean that certain Shareholder Rights Agreement dated as of June 8, 1993, by and between the Company and Westinghouse Electric Corporation.

         1.2     Additional Definitions.   In addition to the foregoing, other
capitalized terms used in this Agreement shall have the meanings given to such terms where they first appear herein.


                                  ARTICLE II.
                            SECURITIES REGISTRATION

         2.1 Immediate Registration. Within twenty-five (25) days following the date hereof, or as promptly as practicable thereafter, the Company shall file with the Commission a registration statement to register for sale under the Securities Act all of the Common Shares and the Option Shares then held by or issuable to any Investor.

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         2.2     Incidental Offering.  If the Company at any time during the
Registration Period proposes to register any of its capital stock for sale for its own account (other than a registration relating either to (i) a dividend reinvestment, employee stock option, stock purchase or similar plan, (ii) a transaction pursuant to Rule 145 under the Securities Act, or (iii) a merger, consolidation or reorganization), it shall each such time give written notice (the "Company's Notice"), at its expense, to each Investor then having registration rights hereunder of its intention to do so at least 30 days prior to the filing of a registration statement with respect to such registration with the Commission. If any such Investor desires to dispose of all or part of its Registrable Stock in connection therewith, it shall deliver to the Company, within 10 days after the giving of the Company's Notice, written notice of such desire (the "Investor's Notice") stating the number of shares of Registrable Stock to be disposed of by such holder. The Company shall use all reasonable efforts to cause all shares of Registrable Stock specified in such Investors' Notices to be included in the offering of securities by the Company so as to permit the sale by such holder or holders of all of the shares of Registrable Stock referred to in such Investors' Notices, subject, however, to the limitations set forth in Section 2.3 hereof.

                 Notwithstanding the foregoing, if the Company has performed its obligations pursuant to Section 2.1 in accordance with the terms set forth herein, (a) no Investor shall be entitled under this Section 2.2 to effect an incidental offering under this Section 2.2 unless the registration referred to in the Company's Notice is an underwritten offering, (b) no Investor who holds of record Registrable Stock with an aggregate Fair Market Value of less than $5,000,000 on the date of the Company's Notice shall be entitled to effect an incidental offering of such of its Registrable Stock as shall be registered pursuant to Section 2.1 on the date on which the Company Notice is given, and
(c) any Investor who delivers an Investor's Notice and subsequently withdraws any of its Registrable Stock from such underwritten offering other than pursuant to the limitations set forth in Section 2.3 hereof shall no longer have any right hereunder to continue to have such Registrable Stock which has been so withdrawn included in the registration effected by the Company pursuant to Section 2.1, in each case provided that on the date on which the Company Notice is given the registration statement filed pursuant to Section 2.1 with respect to such Registrable Stock remains effective and current and sales of such Registrable Stock may be made pursuant thereto.

         2.3     Limitations on Inclusion in Incidental Offering.

                 (a) If the registration of which the Company gives notice pursuant to Section 2.2 above is for the purpose of permitting a disposition of securities by the Company pursuant to an underwritten offering, the notice shall so state, and the Company shall have the right to limit the aggregate size of the offering or the number of shares to be included therein by stockholders of the Company if

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requested to do so in good faith by the managing underwriter of the offering.
If the registration of which the Company gives notice pursuant to Section 2.2 above includes any shares being registered pursuant to the Westinghouse Agreement, the notice shall so state, and the Company shall have the right to limit the aggregate size of the offering or the number of shares of Registrable Stock to be included therein by any of the Investors as shall be necessary for the Company to remain in compliance with the terms of the Westinghouse Agreement.


                 (b) Whenever the number of shares which may be offered pursuant to Section 2.2 is limited by the provisions of Section 2.3(a) above,
(i) any such reduction shall apply on a proportional basis to the Registrable Stock which Investors shall have requested to have included and all other securities that the Company shall have been requested to include in the offering other than those to be offered for the Company's own account, in each case subject to the rights of any Holder under the Westinghouse Agreement, and
(ii) the Company shall have priority as to sales over the Investors and each Investor hereby agrees that it shall withdraw its securities from such offering to the extent necessary to allow the Company to include all the shares which the Company desires to sell for its own account to be included within such offering. The Investors given rights by Section 2.2 above who are Prospective Sellers (as herein defined) shall share pro rata in the available portion of the offering in question, such sharing to be based upon the number of shares of Registrable Stock then held by each of such Investors, respectively, with respect to which registration has been requested.

                 (c) The Company may, for any reason and without the consent of any Investor, determine at any time not to proceed with any registration which is the subject of a Company's Notice and abandon the proposed offering, whereupon the Company shall be relieved of any further obligation hereunder to proceed with such registration or offering.

         2.4     Registration Procedures.

                 (a) In connection with the registration by the Company of shares of Registrable Stock pursuant to Section 2.1 above, or in connection with the inclusion of shares of Registrable Stock in any offering of securities of the Company pursuant to Section 2.2 above (including the registration of any shares of Registrable Stock in connection with the Company's registration), the Company shall:

                          (i)     prepare and file with the Commission a
registration statement (the form of which shall be subject to the approval of the holders of a majority of the Registrable Stock to be included in such registration) with respect to such securities and use all reasonable efforts to cause such registration statement to become and remain effective as provided herein; provided that, in the case of any registration pursuant to Section 2.2, such preparation and filing may


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be delayed in the sole discretion of the Company, without prejudice to the rights of any of the Investors pursuant to Section 2.1 hereof;

                          (ii)    prepare and file with the Commission such
amendments and supplements to such registration statement and the prospectuses used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all shares covered by such registration statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition from time to time of the Investors who have requested that any of their shares be sold or otherwise disposed of in connection with any registration pursuant to Section 2.2 or whose shares of Registrable Stock are included in any registration pursuant to Section 2.1 (in either such case, the "Prospective Sellers"), until the earlier of (a) such time as all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof or (b) the end of the Registration Period;

                          (iii)   furnish to each Prospective Seller such number
of copies of each prospectus, including preliminary prospectuses, in conformity with the requirements of the Securities Act, and such other documents, as the Prospective Seller may reasonably request in order to facilitate the public sale or other disposition of the shares owned by it;

                          (iv)    use all reasonable efforts to register or
qualify the shares covered by such registration statement under such other securities or Blue Sky or other applicable laws of such jurisdictions as each Prospective Seller shall reasonably request to enable such seller to consummate the public sale or other disposition of the shares owned by such seller; provided that the Company shall not be required in connection therewith or as an election thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction, or to maintain the effectiveness of any such registration or qualification for any period during which it is not required to maintain the effectiveness of the related registration statement under the Securities Act as set forth in Section 2.4(a)(ii);

                          (v)     upon written request, furnish to each
Prospective Seller a signed counterpart, addressed to the Prospective Sellers and their underwriters, if any, of: (A) an opinion of counsel for the Company, dated the effective date of the registration statement; and (B) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement; covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' letter) with respect to the events subsequent to the date of the financial statements, as are

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customarily covered (at the time of such registration) in the opinions of issuers' counsel and in accountants' letters delivered to the underwriters in connection with underwritten public offerings of securities;

                          (vi)    use all reasonable efforts to cause all such
Registrable Stock to be listed on each securities exchange or other securities trading market on which similar securities issued by the Company are then listed;

                          (vii)   enter into such customary agreements
(including an underwriting agreement with respect to offerings pursuant to Section 2.2 above) and take all such other customary actions as the holders of a majority of the Registrable Stock being sold reasonably request in order to expedite or facilitate the disposition of such Registrable Stock; and

                          (viii)  make reasonably available for inspection by
any Prospective Seller, any underwriter participating in any disposition of Registrable Stock, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and use all reasonable efforts to cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with the registration contemplated by Section
2.1 or Section 2.2 above, in each case as and to the extent necessary to permit the Prospective Sellers to conduct a reasonable investigation within the meaning of the Securities Act. To minimize disruption and expense to the Company during the course of the registration process, all Prospective Sellers shall, to the extent practicable, coordinate their investigation and due diligence efforts hereunder and, to the extent practicable, will act through a single set of counsel and a single set of accountants and will enter into confidentiality agreements with the Company in form and substance reasonably satisfactory to the Company and such Prospective Sellers prior to receiving any confidential or proprietary information of the Company.

                 (b) Each Investor which is a Prospective Seller shall furnish, and shall cause any Prospective Seller of Registrable Stock which is a transferee of such Investor but is not an Investor to furnish, to the Company in writing such information as the Company may reasonably request from such Prospective Seller for use in preparing the registration statement (and the prospectus included therein) and performing its other obligations hereunder.

                 (c) The Prospective Sellers shall not (until further notice) effect sales of Registrable Stock after receipt of telegraphic, telecopied or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus.

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         2.5     Expenses of Registration.  All expenses incurred in effecting any registration and/or sale of Registrable Stock pursuant to Section 2.1 or
2.2 hereof, including, without limitation, all registration and filing fees, printing expenses, expenses of compliance with Blue Sky laws, fees and disbursements of counsel for the Company, expenses of any audits incidental to or required by any such registration, and expenses of all marketing and promotional efforts requested by any underwriter shall be borne by the Company; provided, however, that each Prospective Seller shall bear underwriting discounts or brokerage fees or commissions relating to the sale of its Registrable Stock and all fees and expenses of its own counsel, accountants and other experts.

         2.6     Indemnification.

                 (a) In connection with the registration and/or sale of any shares of Registrable Stock pursuant to this Agreement, the Company shall indemnify and hold harmless each Investor, each underwriter (as defined in the Securities Act), each other selling agent who may be deemed to be an underwriter, and each controlling person of any Investor, underwriter or other selling agent, if any (within the meaning of the Securities Act), against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which such Investor, underwriter, other selling agent or controlling person may be subject under the Securities Act, under any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement under which such securities were registered under the Securities Act or offered for sale, any preliminary prospectus or final prospectus contained therein, or any summary prospectus issued in connection with any securities being registered or offered for sale, or any amendment or supplement thereto, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation by the Company of the Securities Act or any Blue Sky law, or any rule or regulation promulgated under the Securities Act or any Blue Sky law, or any other law, applicable to the Company in connection with the sale, registration or qualification of any shares of Registrable Stock, and shall reimburse each such Investor, underwriter, other selling agent or controlling person for any legal or other expenses reasonably incurred by such Investor, underwriter, other selling agent or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any Investor, underwriter, other selling agent or controlling person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such registration statement, preliminary prospectus, summary prospectus, prospectus, or amendment or supplement thereto, or any other document, in reliance upon and in conformity with written information furnished to the Company by such

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Investor, underwriter, other selling agent or controlling person, respectively, specifically for use therein. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of such Investor, underwriter, other selling agent or controlling person, and shall survive the transfer of such securities by such Investor.

                 The Company may require, as a condition to including any Registrable Stock in any registration statement filed pursuant to Section 2.1 or Section 2.2, that the Company shall have received an undertaking satisfactory to it from each prospective seller of such securities, severally and not jointly, to indemnify and hold harmless (in the same manner and to the same extent as set forth in the immediately preceding paragraph of this Section 2.6(a)) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and each other person, if any, who controls the Company within the meaning of the Securities Act (except the indemnifying holder, if such indemnifying holder so controls the Company), with respect to any untrue statement in or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, any summary prospectus issued in connection with any securities being registered or offered for sale, or any amendment or supplement thereto, or any filing with or representation to the Commission or any state securities commission or other authority under the Securities Act or any Blue Sky law, or any other law, applicable to the Company in connection with the sale, registration or qualification of any shares of Registrable Stock, in each case if such statement or omission was made in reliance on and in conformity with written information furnished to the Company by such prospective seller specifically for use in preparing any such registration statement, preliminary prospectus, final prospectus, summary prospectus or amendment or supplement thereto, or in making any such filing or representation. Each Investor hereunder shall promptly provide such undertaking upon request. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive any transfer of the Registrable Stock held by the indemnifying party.

                 (b) If the indemnification provided for in Section 2.6(a) above is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then the intended indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the intended indemnifying party on the one hand and of the indemnified parties on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the intended indemnifying party and of the indemnified parties shall be determined by reference to, among other

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things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the intended indemnifying party or by the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                 The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this Section 2.6(b) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities or actions in respect thereof referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.6(b), no Investor shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Stock sold by it exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Company may require, as a condition to including any Registrable Stock in any registration statement filed pursuant to Section 2.1 or Section 2.2, that the Company shall have received an undertaking satisfactory to it from each prospective seller of such securities, severally and not jointly, to contribute to the amount paid or payable by an indemnified party hereunder as and to the extent set forth in this Section 2.6(b), and each Investor hereunder shall promptly provide such undertaking upon request.

                 (c)      Promptly after receipt by an indemnified party under
Section 2.6(a) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made under such Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such Section or to the extent that it has not been prejudiced as a proximate result of such failure. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, in each case jointly with any other indemnifying parties and with counsel reasonably satisfactory to such indemnified party; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have

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reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties). Upon the permitted assumption by the indemnifying party of the defense of such action, and approval by the indemnified party of counsel, the indemnifying party shall not be liable to such indemnified party under this Section 2.6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than reasonable costs of investigation) unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

         2.7 Inclusion of Additional Shares in Immediate Registration. The Company shall not register securities for sale for its own account or for the account of any other Person in the registration of Registrable Stock required by Section 2.1 hereof, subject to any rights of any Holder under the Westinghouse Agreement.

         2.8 Rights Which May Be Granted to Other Persons. The Company shall not grant any person registration rights which shall in any way whatsoever impair the priority of the registration rights granted to the Investors in this Agreement.

         2.9 Assertion and Transfer of Registration Rights. The rights of any Investor under this Agreement may be transferred or assigned only to a transferee or assignee (including any subsequent transferee or assignee) which is an affiliate of the Company within the meaning of Rule 144 under the Securities Act or which is a commercial or institutional lender that has a right to acquire Registrable Stock as pledgee in connection with a loan made to an Investor or a transferee or assignee which in any such case is an affiliate of the Company within the meaning of Rule 144, and, in either event, only in connection with a transfer of securities which remain Registrable Stock hereunder after giving effect to such transfer, and not to any other or subsequent transferee of any such securities, and any such permitted transfer or assignment shall be effective only upon the receipt by the Company of written notice of such transfer or assignment and an instrument, the form and substance of which shall be reasonably satisfactory to the Company, pursuant to which such transferee or assignee agrees to be bound by the provisions of this Agreement. In addition, any initial holder of any Registrable Stock which is not a party to this Agreement shall have no rights hereunder (including

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without limitation any right to participate in any registration hereunder and any right to any indemnification or contribution hereunder) unless and until such holder has executed an instrument, the form and substance of which shall be reasonably satisfactory to the Company, pursuant to which such holder agrees to be bound by the provisions of this Agreement.

         2.10 Effective Period of Immediate Registration. Once the registration statement filed by the Company pursuant to Section 2.1 above becomes effective, the Company shall file all reports, financial statements and other documents necessary to keep such registration statement current and the registration in effect until the earlier of (a) such time as all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof or (b) the end of the Registration Period.

         2.11 Rule 144 Requirements. The Company shall file with the Commission all reports, financial statements and other documents and shall take all other actions necessary to make available current public information with regard to the Company to enable the holders of Registrable Stock to make sales of Registrable Stock pursuant to Rule 144 of the Commission under the Securities Act.

         2.12 Holdback Agreements. Notwithstanding any provision of this Agreement to the contrary, in the event the Company notifies the Investors that the Company intends to file a registration statement in connection with an underwritten offering of any of its capital stock, each Investor will refrain, to the extent reasonably requested by the managing underwriter of the public offering, from selling or otherwise distributing any Registrable Stock within the period beginning seven days prior to the effective date of such registration statement and ending 120 days after such effective date except as part of such offering as set forth herein. Each Investor further agrees that, in the event the Company notifies such Investor that it intends to file or has filed a registration statement relating to an underwritten registration pursuant to Section 4.1 or 4.2 of the Westinghouse Agreement, such Investor will refrain from effecting any public sale or distribution of any Registrable Stock during the period beginning seven days prior to the effective date of such registration statement and ending on the earlier of 120 days after such registration statement has become effective and the date on which all securities registered for sale thereunder have been sold, except as part of the offering to which such registration statement relates and as permitted by this Agreement and the Westinghouse Agreement.

                                  ARTICLE III.
                                 MISCELLANEOUS

         3.1     Notices.         All notices, demands or other communications
hereunder shall be in writing and shall be deemed given when delivered personally, mailed by certified mail, return receipt requested, sent by overnight courier service or telecopied, telegraphed or telexed (transmission confirmed), or otherwise actually delivered:

If to the Partnership
or Phillips:                       Renaissance Partners
                                   2210 Resurgens Plaza South
                                   945 East Paces Ferry Road, N.E.
                                   Attention:  Mr. John D. Phillips
                                   Telephone:  (404) 261-6190
                                   Facsimile:  (404) 233-2280

If to the Company:                 The Actava Group Inc.
                                   4900 Georgia-Pacific Center
                                   133 Peachtree Street
                                   Atlanta, Georgia  30303
                                   Attention: Walter M. Grant, Esq.
                                   Telephone: (404) 658-9000
                                   Facsimile: (404) 525-3010

If to any other
Investor:                          At the address and numbers set forth in the
                                   Company's records, marked for attention as therein indicated;

or at such other address and numbers as may have been furnished by such person in writing to the other parties, accompanied by a written request that such address and numbers be used for the purpose of giving notices hereunder.

         3.2 Severability and Governing Law. Should any Section or any part of a Section within this Agreement be rendered void, invalid or unenforceable by any court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other Section or part of a Section in this Agreement. This Agreement is made and entered into in the State of Georgia, and the laws of said state shall govern the validity and interpretation hereof and the performance by the parties hereto of their respective duties and obligations hereunder.

         3.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         3.4 Captions and Section Headlines. Section titles or captions contained in this Agreement are inserted as a matter of convenience and for reference purposes only, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

         3.5 Singular and Plural, Etc. Whenever the singular number is used herein and where required by the context, the same shall include the plural, and the neuter gender shall include the masculine and feminine genders.

         3.6 Costs and Attorneys' Fees. In the event that any action, suit, or other proceeding is instituted concerning or arising out of this Agreement, the prevailing party shall recover all of such party's costs, and attorneys' fees incurred in each and every such action, suit, or other proceeding, including any and all appeals or petitions therefrom. As used herein, "attorneys' fees" shall mean the full and actual costs of any legal services actually rendered in connection with the matters involved, calculated on the basis of the usual fee charged by the attorneys performing such services.

         3.7 Amendments and Waivers. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally or in writing, except that any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Investors holding at least 66-2/3% of the Registrable Stock then outstanding; provided, however, that no such amendment or waiver shall affect the provisions of this Section 3.7 and no such waiver shall extend to or affect any other obligation not expressly waived. No failure to exercise and no delay in exercising, on the part of any party, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. The failure of any party to insist upon a strict performance of any of the terms or provisions of this Agreement, or to exercise any option, right or remedy herein contained, shall not be construed as a waiver or as a relinquishment for the future of such term, provision, option, right or remedy, but the same shall continue and remain in full force and effect.

         3.8 Successors and Assigns. All rights, covenants and agreements of the parties contained in this Agreement shall, except as otherwise provided herein, be binding upon and inure to the benefit of their respective successors and assigns.

         3.9 Entire Agreement. This Agreement contains the entire understanding of the parties and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof unless expressly referred to herein.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                     THE ACTAVA GROUP INC.


                                     By:
                                        ---------------------------

                                        Name:
                                             --------------------
                                        Title:
                                              -------------------

                                     RENAISSANCE PARTNERS


                                     By:
                                        ---------------------------
                                         Name:  John D. Phillips
                                         Title: Partner




                                         ---------------------------
                                         John D. Phillips






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